ORGANIZATIONAL CHART SPECIAL RESTRICTS BASED UPON MINORITY INTEREST STATE OF COMPANY CONTROL/OWNERSHIP ORGANIZATION Athene Co-Invest Reinsurance Affiliate 1A Ltd. (indirect subsidiary of Athene Holding Ltd. (NYSE:ATH) (Athene), the publicly Bermuda 9.9% ownership of Jackson Financial Inc.++ traded ultimate parent)+ + Athene Co-Invest Reinsurance Affiliates 1A Ltd., Athene Holding Ltd., and Apollo Global Management, Inc., parent of Athene should all be included on your restrict lists, pursuant to 1940 Act guidelines. ++ Jackson National Life Insurance Company is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc owns a majority interest in Jackson Financial Inc. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. AFFILIATES CONTROL/OWNERSHIP STATE OF COMPANY IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW ORGANIZATION IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company AVIC Jianyin Co. Ltd. China 70% Gongqing City Xinhang Co. Ltd. BOCI – Prudential Asset Management Limited Hong Kong 36% Prudential Corporation Holdings Limited BOCI – Prudential Trustee Limited Hong Kong 36% Prudential Corporation Holdings Limited Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC CITIC – Prudential Asset Management Company Ltd. China 100% CITIC – Prudential Life Insurance Company Limited CITIC – Prudential Fund Management Company Limited China 49% Prudential Corporation Holdings Limited CITIC – Prudential Life Insurance Company Limited China 50% Prudential Corporation Holdings Limited CITIC – CP Asset Management Co., Ltd. China 55% CITIC-Prudential Fund Management Company Limited Curian Clearing LLC Michigan 100% Jackson National Life Insurance Company Eastspring Al-Wara Investments Berhad Malaysia 100% Prudential Corporation Holdings Limited Eastspring Asset Management Korea Co. Ltd. Korea 100% Prudential Corporation Holdings Limited Eastspring Investment Management (Shanghai) Company Limited China 100% Eastspring Investments (Hong Kong) Limited Eastspring Investments (Hong Kong) Limited Hong Kong 100% Prudential Corporation Holdings Limited Eastspring Investments (Luxembourg) S.A. Luxembourg 100% Prudential Holdings Limited - 1 -

CONTROL/OWNERSHIP STATE OF COMPANY IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW ORGANIZATION IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN Eastspring Investments (Singapore) Limited Singapore Broker/Dealer / Identifiers:* Eastspring Investments Berhad Malaysia 100% Prudential Corporation Holdings Limited Eastspring Investments Fund Management Limited Liability Company Vietnam 100% Prudential Vietnam Assurance Private Ltd Eastspring Investments Incorporated Delaware 100% Prudential Holdings Limited Eastspring Investments Limited Japan 100% Prudential Corporation Holdings Limited Eastspring Investments Services Pte. Ltd. Singapore 100% Prudential Singapore Holdings Pte. Limited Eastspring Overseas Investment Fund Management (Shanghai) Company China 100% Eastspring Investment Management (Shanghai) Company Limited Limited Eastspring Securities Investment Trust Co. Ltd. Taiwan 99.54% Prudential Corporation Holdings Limited Furnival Insurance Company PCC Limited Guernsey 100% Prudential Group Holdings Limited Gongqing City Xinhang Co. Ltd. China 99.90% CITIC-Prudential Life Insurance Company Limited GS Twenty Two Limited England 100% Prudential Group Holdings Limited Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Hyde Holdco 1 Limited England 100% Prudential Group Holdings Limited ICICI Prudential Asset Management Company Limited India 49% Prudential Corporation Holdings Limited ICICI Prudential Life Insurance Company Limited India Publicly Traded / Company Number: L66010MH2000PLC127837 ICICI Prudential Pension Funds Management Company Ltd. India 100% ICICI Prudential Life Insurance Company Limited ICICI Prudential Trust Limited India 49% Prudential Corporation Holdings Limited Jackson National Life Distributors LLC Delaware Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 Jackson National Life Insurance Agency, LLC Illinois 100% Jackson National Life Distributors LLC Jackson Charitable Foundation, Inc. Michigan 100% Jackson National Life Insurance Company Jackson Finance LLC Michigan 100% Brooke (Holdco 1) Inc. Jackson Financial Inc. Delaware 90.1% Prudential (US Holdco 1) Limited Jackson Holdings LLC Delaware 100% Brooke (Holdco 1) Inc. Jackson National Asset Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson National Life (Bermuda) Ltd. Bermuda 100% Jackson National Life Insurance Company Jackson National Life Distributors LLC Delaware 100% Jackson National Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company 67% M&G Real Estate Limited M&G Real Estate Asia Holding Company Pte. Ltd Singapore 33% Prudential Singapore Holdings Pte. Ltd. - 2 -

CONTROL/OWNERSHIP STATE OF COMPANY IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW ORGANIZATION IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN M&G Real Estate Asia Pte. Ltd. Singapore 100% M&G Real Estate Asia Holding Company Pte. Ltd. M&G Real Estate Japan Co., Ltd. Japan 100% M&G Real Estate Asia Holding Company Pte. Ltd. M&G Real Estate Korea Co., Ltd. Korea 100% M&G Real Estate Asia Holding Company Pte. Ltd. Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Holdings LLC Delaware 100% Jackson National Life Insurance Company Neuralbay Pte. Ltd. Singapore 100% Prudential Services Singapore Pte. Ltd. North Sathorn Holdings Company Limited Thailand 49% Prudential Corporation Holdings Limited PCA IP Services Limited Hong Kong 100% Prudential Corporation Holdings Limited PCA Life Assurance Co. Ltd. Taiwan 99.79% Prudential Corporation Holdings Limited PCA Reinsurance Co. Ltd. Labuan 100% Prudential Holdings Limited PGDS (US One) LLC Delaware 100% Jackson National Life Insurance Company PPM America Capital Partners III, LLC Delaware 60.50% PPM America, Inc. PPM America Capital Partners IV, LLC Delaware 34.50% PPM America, Inc. PPM America Capital Partners V, LLC Delaware 34% PPM America, Inc. PPM America Capital Partners VI, LLC Delaware 32% PPM America, Inc. PPM America Capital Partners VII, LLC Delaware 16% PPM America, Inc. PPM America, Inc. Delaware 100% PPM Holdings, Inc. PPM Funds Massachusetts Publicly Traded / Company Number: 1298727 PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Loan Management Company, LLC Delaware 100% PPM Loan Management Holding Company, LLC 99.9% Jackson National Life Insurance Company PPM Loan Management Holding Company, LLC Delaware 0.01% PPM America, Inc. Prudential plc England Publicly Traded / Company Number: 01397169 Pru Life Insurance Corporation of UK Philippines 100% Prudential Corporation Holdings Limited Pru Life UK Asset Management and Trust Corporation Philippines 100% Pru Life Insurance Corporation of U.K. Prudence Foundation Limited Hong Kong 100% Prudential Corporation Holdings Limited Prudential (Cambodia) Life Assurance Plc Cambodia 100% Prudential Corporation Holdings Limited Prudential (US Holdco 1) Limited England 100% Prudential Corporation Asia Limited Prudential Africa Holdings Limited England 100% Prudential Corporation Asia Limited - 3 -

CONTROL/OWNERSHIP STATE OF COMPANY IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW ORGANIZATION IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN 99% Prudential Africa Holdings Limited Prudential Africa Services Limited Kenya 1% GS Twenty Two Limited Prudential Assurance Company Singapore (Pte) Limited Singapore 100% Prudential Singapore Holdings Pte Limited Prudential Assurance Malaysia Berhad Malaysia 100% Sri Han Suria Sdn Berhad 99.99999% Prudential Africa Holdings Limited Prudential Assurance Uganda Limited Uganda 0.00001% GS Twenty Two Limited 94.9% Prudential Beneficial Life Insurance Cameroon S.A. Prudential BeGeneral Insurance S.A. Cote d’Ivoire 5% Prudential BeLife Insurance S.A. 0.001% Prudential Africa Holdings Limited 67.49% Prudential Beneficial Life Insurance Cameroon S.A. 25.83% Prudential Beneficial Life Insurance Togo S.A. Prudential BeLife Insurance S.A. Cote d’Ivoire 6.66% Prudential Beneficial General Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited 98.11% Prudential Beneficial Life Insurance Cameroon S.A. Prudential Beneficial General Insurance Cameroon S.A. Cameroon 0.00033% Prudential Africa Holdings Limited Prudential Beneficial Life Insurance Cameroon S.A. Cameroon 51% Prudential Africa Holdings Limited 98.66% Prudential Beneficial Life Insurance Cameroon S.A. Prudential Beneficial Life Insurance Togo S.A. Togo 1.33% Prudential Beneficial General Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited Prudential BSN Takaful Berhad Malaysia 49% Prudential Corporation Holdings Limited Prudential Corporation Asia Limited Hong Kong 100% Prudential plc Prudential Corporation Australasia Holdings Pty Limited Australia 100% Prudential Group Holdings Limited Prudential Corporation Holdings Limited England 100% Prudential Holdings Limited Prudential Five Limited England 100% Prudential Group Holdings Limited Prudential General Insurance Hong Kong Limited Hong Kong 100% Prudential Corporation Asia Limited Prudential Group Holdings Limited England 100% Prudential plc Prudential Group Secretarial Services Limited England 100% Prudential Group Holdings Limited Prudential Group Secretarial Services HK Limited Hong Kong 100% Prudential Corporation Asia Limited Prudential Holdings Limited Scotland 100% Prudential Corporation Asia Limited Prudential Hong Kong Limited Hong Kong 100% Prudential Corporation Asia Limited Prudential International Staff Pensions Limited England & Wales 100% Prudential Group Holdings Limited - 4 -

CONTROL/OWNERSHIP STATE OF COMPANY IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW ORGANIZATION IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN Prudential International Treasury Limited Hong Kong 100% Prudential Corporation Asia Limited Prudential IP Services Limited England 100% Prudential Group Holdings Limited 99.99% Prudential Corporation Holdings Ltd Prudential Life Assurance (Lao) Company Ltd Laos 0.01% Prudential Holdings Limited 51.21% Staple Limited Prudential Life Assurance (Thailand) Public Company Limited Thailand 48.72% Prudential Corporation Holdings Limited Prudential Life Assurance Kenya Limited Kenya 100% Prudential Africa Holdings Limited 99.99% Prudential Africa Holdings Limited Prudential Life Assurance Zambia Limited Zambia 0.00001% GS Twenty Two Limited Prudential Life Insurance Ghana Limited Ghana 100% Prudential Africa Holdings Limited 99.99996% Prudential Africa Holdings Limited Prudential Life Vault Limited Nigeria 0.00004% GS Twenty Two Limited Prudential Myanmar Life Insurance Limited Myanmar 100% Prudential Hong Kong Limited Prudential Pensions Management Zambia Limited Zambia 49% Prudential Africa Holdings Limited 84.96% Prudential Corporation Holdings Limited Prudential Services Asia Sdn Bhd Malaysia 15.04% Sri Han Suria Sdn. Bhd. Prudential Services Limited England 100% Prudential Group Holdings Limited Prudential Services Singapore Pte Limited Singapore 100% Prudential Singapore Holdings Pte Limited Prudential Singapore Holdings Pte Limited Singapore 100% Prudential Corporation Holdings Limited 99.99% Prudential Corporation Holdings Limited Prudential Technology and Services India Private Limited India 0.00001% Prudential Holdings Limited Prudential Vietnam Assurance Private Limited Vietnam 100% Prudential Corporation Holdings Limited 49% Prudential Africa Holdings Limited Prudential Zenith Life Insurance Company Limited Nigeria 2% Prudential Life Vault Limited 99% Eastspring Investments (Hong Kong) Limited; PT Eastspring Investments Indonesia Indonesia 1% PT Prudential Life Assurance PT Prudential Life Assurance Indonesia 94.62% Prudential Corporation Holdings Limited Pulse EcoSystems Pte Ltd Singapore 100% Prudential Corporation Holdings Limited PVFC Financial Limited Hong Kong 100% Prudential Corporation Asia Limited REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company ROP, Inc. Delaware 100% Jackson National Life Insurance Company - 5 -

CONTROL/OWNERSHIP STATE OF COMPANY IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW ORGANIZATION IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN Shenzhen Prudential Technology Limited China 100% Prudential Corporation Holdings Limited Squire Capital I LLC Michigan 100% Jackson National Life Insurance Company Squire Capital II LLC Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company LLC Michigan 100% Jackson National Life Insurance Company 50.999% Prudential Corporation Holdings Limited Sri Han Suria Sdn Berhad Malaysia 0.001% PCA IP Services Limited Staple Limited Thailand 49% Prudential Corporation Holdings Limited 50.09% Prudential Corporation Holdings Limited Thanachart Fund Management Co., Ltd. Thailand 0.00001% Prudential Holdings Limited 64.99999% Prudential Corporation Asia Limited TMB Asset Management Co., Ltd. Thailand 0.00001% Prudential Corporation Holdings Limited VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company *Eastspring Singapore does not hold broker/dealer licence in the U.S. but holds a Capital Markets Services license for dealing in capital market products (including securities) in Singapore as regulated by the Monetary Authority of Singapore (“MAS”)). There is no identifier such as CRD, SEC# in Singapore but the licence status can be found via MAS official website: https://eservices.mas.gov.sg/fid/institution/detail/808-EASTSPRING-INVESTMENTS-SINGAPORE-LIMITED. OPEN-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION , in accord with the provisions of the 1940 Act Jackson Variable Series Trust JNL Investors Series Trust JNL Series Trust JNL Variable Fund LLC - 6 -